Income tax (Schedule of Tax Effects of Temporary Differences that Give Rise to Deferred Tax Asset Balances) (Details) - CNY (¥) ¥ in Thousands		Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
Tax loss carried forward		¥ 74,951	¥ 66,816
Allowance for doubtful accounts receivable, accrued expense and others not currently deductible for tax purposes		62,177	65,721
Deferred revenue		97,858	57,284
Impairment of investment		12,783	7,949
Others		753	753
Valuation allowance	[1]	(135,505)	(80,712)
Total deferred tax assets, net		113,017	117,811
Deferred tax liabilities:
Related to acquired intangible assets		2,406	3,281
Others		8,404	4,777
Total deferred tax liabilities, net		¥ 10,810	¥ 8,058

[1]	Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets would not be realized based on the Group’s estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.